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                             OAK INDUSTRIES INC.

                                EXHIBIT 10(h)


                               FIRST AMENDMENT
                                     TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


   This FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is entered into as of November 1, 1993, by and among OAK INDUSTRIES INC., a Delaware corporation (the "Company"), THE FIRST NATIONAL BANK OF BOSTON, in its capacity as the Bank under the Credit Agreement referred to below (the "Bank"), and THE FIRST NATIONAL BANK OF BOSTON, as Agent for the Banks under the Credit Agreement (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement referred to below.

   WHEREAS, the Company, the Bank and the Agent entered into that certain Amended and Restated Revolving Credit Agreement dated as of September 1, 1993 (as amended from time to time, the "Credit
Agreement"); and

   WHEREAS, the Company, the Bank and the Agent desire to amend certain provisions of the Credit Agreement.

   NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

   1. Section 2.2(b) of the Credit Agreement is hereby amended, as of the date of this Amendment, by deleting the phrase "12:00 noon" appearing therein and substituting therefor the phrase "3:00 p.m."

   2. Section 2.3(a) of the Credit Agreement is hereby amended, as of the date of this Amendment, by deleting the date "September 30, 1992" appearing therein and substituting therefor the date "September 30, 1993."

   3. Section 2.15.1 of the Credit Agreement is hereby amended, as of the date of this Amendment, by deleting clause (c) thereof in its entirety and substituting therefor the following:

   "(c) each Letter of Credit shall expire on or before the earlier of
(i) the date one year after issuance thereof, or (ii) the Revolving Credit Termination Date."

   4. Section 2.15.3 of the Credit Agreement is hereby amended, as of the date of this Amendment, by adding thereto, following the period at the end of such Section, the following:

"To the extent that any Bank shall make payment to the Agent pursuant to the preceding sentence and the Agent shall receive payment by the Company of the Reimbursement Amount relating to such Letter of Credit pursuant to Section 2.15.4(a), the Agent shall reimburse such Bank its Commitment Percentage of such Reimbursement Amount."

   5. Section 9.1(c) of the Credit Agreement is hereby amended, as of the date of this Amendment, by deleting the phrase "Maturity Date" appearing therein and substituting therefor the phrase "Revolving Credit Termination Date."

   6.  Except as expressly amended by this Amendment the Credit
Agreement is in all respects ratified and confirmed and remains in full force and effect as of the date of this Amendment.

   IN WITNESS WHEREOF, parties have caused this Amendment to be executed by their duly authorized officers as of the date and year first above written.

                                  OAK INDUSTRIES INC.

                                  By:  /S/ MICHAEL F. GOSS
                                  Name:  Michael F. Goss
                                  Title:  Vice President and Treasuer


                                  THE FIRST NATIONAL BANK
                                   OF BOSTON

                                  By:  /S/ ROBERT E. GALLERY
                                  Name:  Robert E. Gallery
                                  Title:  Division Executive


                                  THE FIRST NATIONAL BANK
                                   OF BOSTON, as Agent

                                  By:  /S/ ROBERT E. GALLERY
                                  Name:  Robert E. Gallery
                                  Title:  Division Executive